Exhibit 10.13

PROXY AGREEMENT
代理协议

This Shareholders/owners’ Voting Rights Proxy Agreement (the “Agreement”) is entered into as of ______________ among the following parties：
本投票权代理协议（“本协议”）由下列各方于2007年8月3日订立：

Party A:
甲方
Harbin Mege Union Beauty Management Ltd.
哈尔滨美联美容管理有限公司
Registered Address:
注册地址：
No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China
中国哈尔滨开发区南岗集中区汉水路389号
Chairman: LIU Tong
董事长： 刘佟

Party B:  The undersigned the shareholders/owners of ______________________, a business entity incorporated under the laws of China (“Business Entity”).
乙方： 在以下签字的哈尔滨皇金健身俱乐部有限公司，一家依中国法设立的商业实体（“商业实体”）的股东/所有人。

RECITALS
陈述

A	Party A, is a wholly foreign-owned limited company incorporated under the laws of China, which engages in the business of beauty industry and its management.
A	甲方是依据中华人民共和国法律成立的，从事美容及其管理业务的外商独资有限公司。

B.
As of the date of the Agreement Party B are the shareholders/owners of Business Entity and each legally holds the equity interest in Business Entity set forth Party B’s name below. The total shares held by Party B collectively represent 100% of Business Entity.

B.	在本协议成立日，乙方是商业实体的股东/所有人并且都合法持有商业实体的股权。乙方合计持有商业实体100%已发行的股权。

C.
Party B desires to grant to the Board of Directors of Party A a proxy to vote all of Party B’s shares in Business Entity for the maximum period of time permitted by law in consideration of the issuance to Party B of shares and for other good and valuable consideration.

Pledge Agreement (Gym)

C.	乙方期望以发行乙方股权或其他良好的有价值的对价授予甲方董事会以乙方所持有的商业实体股权作为乙方代理人于法定最长的期间内在股东/所有人会议上的投票权利。

NOW THEREFORE, the parties agree as follows:
鉴于此，各方达成如下协议：

1.
Party B hereby agrees to irrevocably grant and entrust Party A, for the maximum period permitted by law, with all of Party B’s voting rights as a shareholder of Business Entity. Party A shall exercise such rights in accordance with and within the limitations of the laws of the PRC and the Articles of Association of Business Entity.

1.	乙方在此同意不可撤销的许可和授权甲方，在法律允许的最长期限内，行使商业实体股东/所有人的投票权。并且甲方应当根据中国法和商业实体公司章程行使该投票权。

2.
Party A may from time to time establish and amend rules to govern how Party A shall exercise the powers granted to it by Party B herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize or take any action and to sign documents evidencing the taking of such action, and Party A shall only take action in accordance with such rules

2.	甲方可以设立或修改适用于有关于如何行使乙方赋予的权力的规则。包括但不限于授权，进行行为和签订证明进行行为的文件所需要的甲方董事人数或比例。甲方必须根据上述规则进行行为。

3.
All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Business Entity, Party B shall appoint the person designated by Party A with the voting rights held by Party B. Party B shall not transfer its equity interests of Business Entity to any individual or company (other than Party A or the individuals or entities designated by Party A). Party B acknowledges that it will continue to perform this Agreement even if one or more than one of them no longer hold the equity interests of Business Entity.

3.	各方在此认识到，不管公司股权有任何变化，乙方都应当授权甲方任命的人士行使所有乙方股东/所有人投票权权利；乙方不得将其在商业实体中的股东/所有人权益转让给任何个人或其他公司(除非甲方或其他甲方指定的人或者实体)。 乙方了解即使乙方或乙方之一不再持有商业实体的股权利益，其也将继续履行合同。

4
This Agreement has been duly executed by the Parties, and, in the case of a Party which is not a natural person, has been duly authorized by all necessary corporate or other action by such Party and executed and delivered by such Party’s duly authorized representatives, as of the date first set forth above and shall be effective simultaneously.

Pledge Agreement (Gym)

4.	本协议由各方在上述第一个日期按法定程序制作，在一方不是自然人的情况下议下的，其行为有正当的公司及其他行为的授权并由非自然人方经正当授予权的代表制作和交付。本协议在签订时生效。

5.
Party B represents and warrants to Party A that Party B owns all of the shares of Business Entity set forth below its name on the signature page below, free and clear of all liens and encumbrances, and Party B has not granted to anyone, other than Party A, a power of attorney or proxy over any of such shares or in Party B’s rights as a shareholder of Business Entity.  Party B further represents and warrants that the execution and delivery of this Agreement by Party B will not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to Party B.

5.	乙方向甲方陈述和保证：乙方拥有所有在签字页姓名以下显示的股权数额，并且没有任何抵押和负担。乙方除了甲方未有向任何人授予任何股权和作为商业实体股东/所有人的乙方的权利的授权书。乙方进一步陈述和保证乙方制作或交付本协议不违反适用于乙方的法律，法规，司法决定，行政命令，仲裁裁决，合同或契约。在此认识到如果代理人撤回对相关人士的任命，代理人将在撤销任命和授权的同时，任命其他人士作为代替以便在公司股东/所有人会上行使投票权和其他权利。

6．	This Agreement may not be terminated without the unanimous consent of both Parties, except that Party A may, by giving thirty (30) days prior written notice to Party B hereto, terminate this Agreement
6.	除非甲方提前30天通知可以终止本协议外，本协议非经双方一致同意不得终止。

7.	Any amendment and/or rescission shall be agreed by the Parties in writing.
7.	本协议的任何修改和/或解除都必须采用书面形式。

8.	The execution, validity, construction and performance of this Agreement shall be governed by the laws of PRC.
8.	本协议的制作，效力，成立和履行适用中华人民共和国法律。

9.	This Agreement has been executed in three (3) duplicate originals in English, each Party has received one (1) duplicate original, and all originals shall be equally valid.
9.	本协议用英语制作三份，每一方持有一份，每一份都具有同等效力。

10.
Both Parties agree that in case of disputes arising from this Agreement, both Parties shall settle their dispute through mediation, not in a lawsuit brought in Court. If the Parties cannot reach a settlement 45 days after the mediation, the dispute shall be referred to and determined by arbitration in the China International Economic and Trade Arbitration Commission (“CIETAC”) Shanghai Branch upon the initiation of either Party in accordance with the prevailing arbitration rules of CIETAC. The written decision of the arbitrator shall be binding and conclusive on the Parties hereto and enforceable in any court of competent jurisdiction.

10.	如果因本协议产生争议，双方同意通过协商解决。如果双方不能在协商45日后达成一致，应提交中国国际经济贸易仲裁委员会上海分会依据其仲裁规则进行仲裁。仲裁裁决是具有终局效力，能够在具有管辖权的任何法院执行。

[SIGNATURE PAGE FOLLOWS]

Pledge Agreement (Gym)

[SIGNATURE PAGE]
（签字页）

IN WITNESS WHEREOF each party hereto has caused this Proxy Agreement to be duly executed by itself or a duly authorized representative on its behalf as of the date first written above.
本协议各方或者其授权代表签署本协议

PARTY A:	Harbin Mege Union Beauty Management Ltd.

甲方：	哈尔滨美联美容管理有限公司

Legal/Authorized Representative: 法定代表人/或被授权人(签字)：

Name: LIU Tong 姓名: 刘佟

Title: 职务

PARTY B:
乙方
_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

_________________________________
By:

(PRC ID Card No.: )
中华人民共和国身份证号：

Pledge Agreement (Gym)	4